POWER OF ATTORNEY

	KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott J. Fenster, Samantha M. Thompson, and Christopher A. Maher, acting singly, and with full power of substitution, re-substitution and delegation, the undersigned?s true
and lawful attorney-in-fact, with full power to act for
 the undersigned and in the
undersigned?s name, place and stead, in the undersigned?s
 capacity as an officer or
trustee of Vivmark Residential (the ?Company?), to:

       (1) take such actions as may be necessary or appropriate to enable the undersigned to submit and file forms, schedules and other documents with the U.S.
Securities and Exchange Commission (?SEC?) utilizing the
 SEC?s Electronic Data
Gathering and Retrieval (?EDGAR?) system, which actions may include (a) enrolling the undersigned in EDGAR Next and (b) preparing, executing and submitting to the
SEC a Form ID, amendments thereto, and such other documents
 and information as may
be necessary or appropriate to obtain codes and passwords enabling the undersigned to make filings and submissions utilizing the EDGAR system;

       (2) prepare and execute Forms 3, 4 and 5 (and any successor forms)
 in accordance with Section 16 of the Securities Exchange Act of 1934 and the
rules thereunder (collectively, the ?Exchange Act?);

       (3) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4 or 5 (and any successor forms), complete and execute any amendment or amendments thereto, and timely file such form with the
 SEC and any stock exchange or similar authority;

       (4) act as an account administrator for the undersigned?s EDGAR account, including: (a) appoint, remove and replace account administrators, account users, technical administrators and delegated entities; (b) maintain the security of the undersigned?s EDGAR account, including modification of access codes;
(c) maintain, modify and certify the accuracy of information on the undersigned's EDGAR account dashboard; (d) act as the EDGAR point of contact with respect to the undersigned's EDGAR account; and (e) any other actions contemplated by Rule 10 of Regulation S-T with respect to account administrators; and

       (5) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact?s direction.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to comply with the requirements of Section 16 of the Exchange Act, any liability of the undersigned for any failure to comply with such requirements, or any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned?s holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of
August, 2026.



                                         /s/  Christopher B. Howard